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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 12, 1996

                           Quality Food Centers, Inc.
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             (Exact name of registrant as specified in its charter)


                                   Washington
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                 (State or other jurisdiction of incorporation)


                  0-15590                                    91-1330075
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          (Commission File Number)             (IRS Employer Identification No.)


10112 N.E. 10th Street
Bellevue, Washington                                                       98004
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (206) 455-3761


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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On November 12, 1996, Quality Food Centers, Inc. ("QFC" or the "Company") issued a press release which announced that the Company had signed a letter of intent with Keith Uddenberg, Inc. to acquire 25 stores in the western and southern Puget Sound region of Washington (the "Uddenberg Acquisition"). As announced, the purchase price for the Uddenberg stores will be a combination of cash and QFC stock with a combined value of approximately $65 million. The transaction is expected to be completed in early 1997, subject to certain conditions and regulatory approval. Such press release is included as Exhibit
20.1 to this Current Report on Form 8-K.

     On November 20, 1996, QFC issued a press release which announced that the Company and Hughes Family Markets ("Hughes") had signed a definitive merger agreement pursuant to which QFC will acquire Hughes for $360 million cash (the "Hughes Acquisition"). Hughes is an independently owned supermarket chain of 56 stores in southern California. The transaction is expected to be completed in early 1997, and is subject to certain conditions, including regulatory approval. Such press release is included as Exhibit 20.2 to this Current Report on Form 8-K.

     As announced, QFC plans to finance both the Hughes and Uddenberg Acquisitions through a combination of debt and equity.

     The Company will file an additional Current Report on Form 8-K pursuant to Items 2 and 7 thereof, for each of the Hughes and Uddenberg Acquisitions at such time as the respective companies have been acquired.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

     20.1 Press Release dated November 12, 1996.

     20.2 Press Release dated November 20, 1996.


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SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUALITY FOOD CENTERS, INC.


November 27, 1996                  By:  /s/ MARC W. EVANGER
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Date                                    Marc W. Evanger, Vice President
                                             and Chief Financial Officer
                                             and Secretary/Treasurer


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                                INDEX TO EXHIBITS


Exhibit Number      Exhibit


     20.1           Press Release dated November 12, 1996.

     20.2           Press Release dated November 20, 1996


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